Exhibit 99.1

 South Plains Financial  Investor Presentation  May 2021  1

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

  A Leading West Texas Franchise    3  Financial Snapshot (As of March 31, 2021)  Our Company  Bank holding company headquartered in Lubbock, Texas with $3.7 billion in total assetsOne of the largest independent banks headquartered in West TexasExecuted a successful IPO in May 2019; now one of two publicly-traded Texas institutions west of I-35Repeatedly recognized as an outstanding place to work, including being on American Banker’s Best Banks to Work For list six consecutive times  Balance Sheet (Dollars in thousands)      1Q’21  Total Assets  $3,732,894  Total Loans Held for Investment  $2,242,676  Allowance for Loan Losses  $45,019  Total Deposits  $3,155,632  Interest-bearing Deposits  $2,193,427  Noninterest-bearing Deposits  $962,205  Total Stockholders’ Equity  $374,671  Profitability (Dollars in thousands)      1Q’21  Net Income  $15,160  Return on Average Assets (annualized)  1.66%  Return on Average Equity (annualized)  16.51%  Net Interest Margin  3.52%  Efficiency Ratio  65.76%  Capital Ratios      1Q’21  Total Stockholders’ Equity to Total Assets  10.04%  Tangible Common Equity to Tangible Assets  9.39%  Common Equity Tier 1 to Risk-Weighted Assets  13.23%  Tier 1 Capital to Average Assets  10.35%  Total Capital to Risk-Weighted Assets  19.24%  Asset Quality      1Q’21  Nonperforming Loans to Total Loans Held for Investment  0.64%  Nonperforming Assets to Total Assets  0.42%  Allowance for Loan Losses to Total Loans Held for Investment  2.01%  Net Charge-Offs to Average Loans Outstanding (annualized)  0.11%  Unless otherwise stated, financial data as of March 31, 2021 as complied and reported by South PlainsNote: Tangible common equity is a non-GAAP measure. See appendix for the reconciliation to GAAP  Recent Events  Approximately $90 million in new Paycheck Protection Program (“PPP”) loans since January 1, 2021 (as of April 27, 2021)Active loan modifications equal less than 2.8% of loans held for investmentMortgage loan originations in the month of April 2021 totaled approximately $140 million

  Our History and Growth Profile    4  Our History  Loans and Deposits ($M)  First State Bank of Morton, a community bank that held approximately $1 million of total assets in 1941Parent company to First State Bank of Morton acquired South Plains National Bank of Levelland, Texas in 1991 and changed its name to South Plains BankCompany became the holding company to First State Bank of Morton and South Plains Bank in 1993Acquired City Bank in 1993, which was originally established in Lubbock in 1984, and merged First State Bank of Morton and South Plains Bank into City Bank in 1998 and 1999, respectively$59.2 million initial public offering on May 8, 2019, pricing with-in the range at $17.50Closed the $76.1 million acquisition of West Texas State Bank on November 12, 2019, which added six branches to the Midland / Odessa area and approximately $430 million in assetsToday we serve our customers through 25 full-service banking locations across six geographic markets, and 14 mortgage loan production offices  Note: Tangible common equity is a non-GAAP measure. See appendix for the reconciliation toGAAP; Company documents; S&P Global Market Intelligence  Tangible Common Equity ($M)   Total Assets ($M)

  Investment Highlights  5  Improving Profitability  Organic Growth  Strong Credit Culture  Enterprise Risk Management  Experienced Management Team   Emphasize Community Banking  Capital Allocation to Drive Value    1  2  3  4  5  6  7

  Experienced Management Team    6  Curtis C. GriffithChairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979Elected Chairman of the First State Bank of Morton board in 1984Chairman of the Board of City Bank and the Company since 1993  Steven B. CrockettChief Financial Officer & Treasurer  Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, TexasAppointed Chief Financial Officer in 2015Controller of the Bank and The Company for 14 and 5 years respectively  Mikella D. NewsomChief Risk Officer & Secretary  Appointed Chief Risk Officer of the Company in 2019Chief Risk Officer of the Bank for 5 years Appointed Secretary of the Company in 2013More than 20 years with the Bank and its predecessors  Cory T. NewsomPresident  Entire banking career with the Company focused on lending and operationsAppointed President and Chief Executive Officer of the Bank in 2008Joined the Board in 2008  Brent A. BatesCity Bank’s Chief Credit Officer  Joined City Bank in February 2020Division Credit Officer for Simmons First National CorpEVP and Chief Credit Officer of Southwest Bancorp, Inc.  1

  Significant Insider Share Ownership  Stakeholders / Insiders currently own approximately 39.7% of the Company    7      Shares1      Name  Title  Position  % Outstanding  Market Value ($000’s)  South Plains Financial ESOP  ESOP  2,501,523  13.87%  $57,135  Curtis C. Griffith  Chairman & CEO  2,485,991  13.78%  56,780  Henry Taw, L.P. *  Individual  1,703,787  9.45%  38,914  Cory T. Newsom  President & Director  220,111  1.22%  5,027  Noe G. Valles  Director  84,466  0.47%  1,929  Steven B. Crockett  CFO & Treasurer  51,237  0.28%  1,170  Richard D. Campbell  Lead Director  45,093  0.25%  1,030  Kelly L. Deterding  Pres. Insur Division & SVP of Insur Dev (Bank)  22,812  0.13%  521  Mikella D. Newsom  Chief Risk Officer and Secretary  18,527  0.10%  423  Kyle R. Wargo  Director  8,866  0.05%  202  Allison S. Navitskas  Director  4,866  0.03%  111  Cynthia B. Keith  Director  4,866  0.03%  111  Total    7,152,145  39.65%  $163,355            Market data as of December 31, 2020; Shareholder information as of April 30, 2021. Source: Company filings and documents; S&P Global Market Intelligence  1  * - Voting power for shares is with Richard D. Campbell

  Emphasis on Community Banking    8  2  Our strategy - deliver best-in-class customer service and achieve our goal of becoming the preferred community bank in our market areasTo achieve our goal - we build long-lasting relationships with our customers by delivering high quality products and services Our focus on providing “big bank” products with the personal attention of a community bank resonates with our customers and drives market shareOur customer service-driven, community-focused business model differentiates our company from competitors, many of which are larger out-of-market banks  Our Goal  We measure success by the support that we can provide to our local communities, not the level of business that we can achieveProviding service and aid to our communities is, ultimately, how we have succeeded over our long historyOur dedication and commitment is at the core of City Bank’s culture as we encourage our employees to volunteer, including as part of their workOur employees have partnered with Meals on Wheels to help care for senior citizens in Lubbock and the Bank has also been a long time supporter of the South Plains Food Bank and have made a five year, $150,000 pledge  Dedicated to Supporting our Communities

 Market  Branches1  Deposits($ millions)1  Market Highlights    10  $2,055  Population in excess of 310,000 with major industries in agribusiness, education, and trade among othersHome of Texas Tech University – enrollment of 40,000 students    6  $273  Responsible for the production of over four million barrels of crude oil per day, or roughly 39% of Total U.S. oil productionGrowing expansion of alternative energy resources, creating a solar and wind production hub    3  $408  DFW is the largest MSA in Texas and fourth largest in the nationResponsible for producing 28% of Texas GDP in 2019Home to 23 Fortune 500 Companies    2  $160  Population of 840,000+ with major military presence through Fort BlissAdjacent to Juarez, Mexico, which has a growing industrial center, and an estimated population of 1.5 million peopleHome to four universities including The University of Texas at El Paso    2  $156  Serves as a regional economic hubLarge investments from developers over the past ten years – housing subdivisions, condominiums, retail establishments, etc.Growing retirement community    1  $69  Home to Texas A&M University – enrollment of 71,000 studentsRanked first in Texas and second nationwide for Best Small Places for Business and Careers in 2019 by Forbes    1  $35  Second largest MSA in Texas and fifth largest in the nationHome to 22 Fortune 500 CompaniesCalled the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S.  Ruidoso /Eastern New Mexico  El Paso   Our Markets of Operation  9  2  Source: Company documents; FRED; S&P Global Market Intelligence; Respective university websites; Branch and deposit data as of March 31, 2021  Permian Basin  Dallas /Ft. Worth  Bryan /College Station  Houston /The Woodlands  Lubbock /South Plains  Find a stat

    Our Markets of Operation (Cont’d)    10  Deposit Market Share: Lubbock MSA  Lubbock, Texas – Our Home Market  Major industries include agriculture – primarily cotton, corn, and grain sorghum – as well as education, trade and transportation, health services and governmentHome to Texas Tech University – enrollment ranks within the top 10 for universities in Texas as of Fall 2020 at 40,000+ studentsThe Lubbock MSA reports unemployment of 5.8% for 2020Forbes listed Lubbock as one of its ‘‘Best Places for Business and Careers’’ during 2019      Headquarters      In-Market      Rank  Institution  City  State    Branches  Deposits (Millions)(1)  Market Share  1  Hilltop Holdings  Dallas  TX    10  $1,972  19.4%  2  South Plans Financial  Lubbock  TX    8  $1,631  16.1%  3  Wells Fargo  San Francisco  CA    9  $905  8.9%  4  Prosperity Bancshares  Houston  TX    16  $817  8.1%  5  Amarillo National Bancorp  Amarillo  TX    9  $767  7.6%  6  Heartland Financial USA  Dubuque  IA    7  $744  7.3%  7  Peoples Bancorp  Lubbock  TX    6  $499  4.9%  8  Bank of America  Charlotte  NC    2  $432  4.3%  9  Vista Bancshares  Dallas  TX    7  $330  3.3%  10  Americo Bancshares  Wolfforth  TX    5  $268  2.7%  11  AIM Bancshares  Levelland  TX    4  $239  2.4%  12  Happy Bancshares  Amarillo  TX    2  $211  2.1%  13  Plains Bancorp  Dimmitt  TX    3  $207  2.0%  14  First Bancshares of Texas  Midland  TX    2  $191  1.9%  15  Lone Star State Bancshares  Lubbock  TX    1  $187  1.8%  Top 1 - 15 Total          91  $9,400  92.8%  Total For Market (27)          113  $10,147  100.0%                  2  Deposit data as of June 30, 2020 as complied and reported by S&P Global Market Intelligence. Source: BLS; FDIC; S&P Global Market Intelligence; Lubbock Chamber of Commerce; Forbes

  Enterprise Risk Management     11  3  We implemented a rigorous enterprise risk management (“ERM”) system in the aftermath of the financial crisis, and view this development as a defining event for our institution  This system delivers a systematic approach to risk measurement and enhances the effectiveness of risk management across the institution  Integrating this system into our culture and strategic decision making has improved all functional areas of the business  Significantly improved asset quality by enhancing our underwriting process, and establishing a specific credit appetite that aligns to the broader enterprise risk management framework  Has provided a process to quickly detect and address potential problems in our loan portfolio, greatly improving our ability to manage through the COVID-19 pandemic  We have also implemented monitoring and controls for other functional areas such as:Information security and technology, vendor management, liquidity, interest rate risk, compliance, and company reputation  The ERM program has positioned our Company to better consummate acquisitions with less risk and increased cost savings  We believe we are the only community bank of our size and in our market area to implement such a comprehensive risk management system

  Our Credit Culture    12  We have a service-driven, relationship-based, business-focused credit culture, rather than a price-driven, transaction-based cultureSubstantially all of our loans are made to borrowers located, or operating, in our primary market areas with whom we have ongoing relationships across various product linesThe few loans secured by properties outside of our primary market areas were made to borrowers who are otherwise well-known to usWe adhere to what we believe are disciplined underwriting standards, but also remain cognizant of serving the credit needs of customers in our primary market areas by offering flexible loan solutions in a responsive and timely mannerOur lending policies do not provide for loans that are highly speculative, subprime, or that have high loan-to-value ratiosWe maintain asset quality through an emphasis on the following:  These components, together with active credit management, are the foundation of our credit culture, which we believe is critical to enhancing the long-term value of our organization to our shareholders, customers, employees, and communities  4  Local market knowledge   Long-term customer relationships   Consistent and thorough underwriting   Conservative Credit Culture  Loan Portfolio Diversity   Relationship Focused  Source: Company documents

  Loan Approval Process    13    Striking a Balance Between:  In Our Decision Making and Responsiveness to Customers  Prudence  Disciplined Underwriting  Flexibility  Loan relationships in excess of an individual officers lending authority up to $3 million may be approved with joint authorities of the market president and senior credit officer.Loan relationships over $3 million are approved by our Executive Loan Committee.New loans over $5 million to a relationship over $20 million are reported to the Board Credit Risk Committee. These limits are reviewed periodically by the Company’s Board of DirectorsWe believe that our credit approval process provides for thorough underwriting and efficient decision making  4  Source: Company documents

  Credit Quality    14  1Q’21 Highlights  Credit Quality Ratios  Minimal provision for loan loss of $89 thousand in 1Q’21 as the result of modest improvements in the economy and a decline in loans actively under a modificationTotal classified loans decreased $3 million in 1Q’21 compared to 4Q’20Nonperforming assets and net loans charged-off during the quarter were decreased in 1Q’21 compared to 4Q’20  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents  4

 We are actively recruiting additional lenders and employees from other institutions. We have had success in this area which we believe is attributable to our employee ownership, long-standing market presence and desirable culture in which our employees can thrive We also cross-sell our various banking products, including our deposits and treasury wealth management to our commercial loan customers, which we believe provides a basis for expanding our banking relationships   Organic Growth Strategy  Homegrown Returns  We focus on leveraging our banking platform in our metropolitan markets of Dallas, Houston and El Paso, where we target customers looking for our relationship-based approach to banking and our sophisticated products and services Our strategy is to continue gathering low-cost deposits in smaller, non-metropolitan markets and deploy our excess funds in larger, more dynamic lending markets, where we have had strong success    15  Includes three Dallas, TX branches, two El Paso, TX branches, and one Houston, TX branchIncludes ten branches in the Lubbock/South Plains, TX market area, six branches in the Permian Basin, TX, two branches in Ruidoso/Eastern, NM, and one branch in Bryan/College Station, TXDeposit and Loan data as of March 31, 2021  (Dollars in thousands)    Deposits(3)        Loans(3)          Amount  Overall %      Amount  Overall %  Loans/Deposits  Metropolitan Markets(1)  $  602,903  19.1%    $  668,317  29.8%  110.8%  Community Markets(2)  $  2,552,729  80.9%    $  1,574,359  70.2%  61.7%  5

  Organic Growth Markets    16  El Paso  Adjacent to Juarez, Mexico, which has a growing industrial center and an estimated population of 1.5 million people, and has contributed to significant growth in the El Paso MSAHome to Fort Bliss, which houses the 1st Armored Division, the 32nd Army Air and Missile Defense Command and the 402nd Field Artillery Brigade, among other major units, and has almost 50,000 military and civilian employeesOther large employers include El Paso Healthcare System, Tenet Hospitals, The University of Texas at El Paso, The Texas Tech School of Medicine, El Paso Community College, Southwest University and Vista College  5  New Mexico  Texas  Dallas  Bryan /College Station  Houston  Midland  Odessa  El Paso  Lubbock  Ruidoso  SanAntonio  Ft. Worth  Austin  Albuquerque  Santa Fe    SPFI Branch Locations     Dallas / Ft. Worth1  Largest MSA in Texas, responsible for a total GDP of almost $524 Billion in 2019Estimated population of around 7.5 million as of 2019, which is a little over 26% of the state’s populationPopulation has steadily expanded over the past decade, with an increase of over 1.2 million residentsCompetitive cost of living, provides an attractive location for companies interested in relocating to more efficient economic environments Major U.S. Airport hub, responsible for 35.8 million enplaned passengers in 2019Home to 23 Fortune 500 companies, in notable sectors including energy, financial services, transportation, and technology  Source: Bureau of Transportation Statistics; Federal Reserve of Dallas; FRED; Texas Demographic Center

  Capital Allocation to Drive Value    17  Growth Through Accretive M&A    We plan to take advantage of acquisition opportunities, and use a combination of public stock and cash to become the acquirer of choice in our core markets of West Texas and New MexicoCatalysts for acquisition activity include management succession, shareholder liquidity needs, scale, and excessive regulationThere are 25 banks located in the West Texas market area with total assets between $250 million and $2.0 billion, which provides us with ample opportunities to drive growth and increase shareholder valueManagement employs a strict framework for analyzing potential acquisition opportunities including:Substantial earnings accretionReasonable tangible book value dilutionAcceptable earn-back periodStrong Internal Rate of ReturnCompleted the acquisition of West Texas State Bank on November 12, 2019  6  Most Recent Acquisition  Metric  Promised?  Delivered?  Contiguous West Texas Market      Manageable Size      Attractively Priced      Substantial EPS Accretion      TBV Earnback < 4 Years      TBV Dilution Under 10%      Strong IRR    

  Improving Profitability    18  We have invested heavily into our infrastructure including:Our Enterprise Risk Management system State-of-the-art operations center which houses the Bank’s back-office processing for deposit operations, loan operations, mortgage operations, and corporate trainingDigital and payment technologies including improved remote deposit capture software for business customers, expanded usage of electronic signatures, online account tools, and technologies that facilitate more efficient item processing These investments position the Bank to scale to more than $5 billion in assets through both organic growth and accretive, strategic M&A without commensurate additional expenses  Long Term Goal: Deliver peer average or better ROA’s and ROE’s  7

  Investment Highlights  19  Improving Profitability  Organic Growth  Strong Credit Culture  Enterprise Risk Management  Experienced Management Team   Emphasize Community Banking  Capital Allocation to Drive Value    1  2  3  4  5  6  7

  Financial Update  20

  First Quarter 2021 Highlights  21  Note: Tangible book value per share and pre-tax, pre-provision income are non-GAAP measures. See appendix for the reconciliation to GAAP Source: Company documents  Net Income of $15.2 million, compared to $15.9 million in 4Q’20 and $7.1 million in 1Q’20Diluted earnings per share of $0.82, compared to $0.87 in 4Q’20 and $0.38 in 1Q’20Pre-Tax, Pre-Provision income of $19.0 million, compared to $20.0 million in 4Q’20 and $15.1 million in 1Q’20Average cost of deposits declined to 29 bps, compared to 31 bps in 4Q’20 and 65 bps in 1Q’20Provision for loan loss of $89 thousand, compared to $141 thousand in 4Q’20 and $6.2 million in 1Q’20Net Interest Margin of 3.52%, compared to 3.64% in 4Q’20 and 4.13% in 1Q’20 Efficiency ratio was 65.76%, compared to 64.19% in 4Q’20 and 69.10% in 1Q’20Tangible book value per share of $19.28, compared to $18.97 at 12/31/20 and $16.54 at 3/31/20Return on Average Assets (annualized) of 1.66%, compared to 1.76% in 4Q’20 and 0.89% in 1Q’20

  Loan Portfolio    22  Total loans increased $21.1 million in 1Q’21, compared to 4Q’20Increase in total loans during the quarter was due primarily to:$46.5 million in organic net growth; including $3.5 million in PPP loan net growthPartially offset by $25.4 million in pay downs on seasonal agricultural production loans1Q’21 loan yield of 4.93%; a decrease of 18 bps compared to 4Q’20 excluding PPP loans  1Q’21 Highlights  Total Loans Held for Investment$ in Millions  Source: Company documents

  Loan Portfolio    23  Portfolio Composition        Loan Portfolio ($ in millions)     3/31/21  Commercial C&D  $   100.4  Residential C&D      172.2   CRE Owner/Occ.    220.7  Other CRE Non Owner/Occ.      438.7   Multi-Family      70.5   C&I      268.6   Agriculture      147.9   1-4 Family      362.6   Auto      220.0   Other Consumer      67.6   PPP      173.5            Total  $  2,242.7   Source: Company documents  PPP loans totaled $173.5 million at 3/31/21; includes $77.6 million in new PPP loans during 1Q’21Active loan modifications were 2.1%, or $46.9 million, of total loans at 3/31/21:Decrease from 2.9%, or $64.1 million, at 12/31/20Approximately 95% of these modifications are in the hotel industry  1Q’21 Highlights

 DirectEnergy     Select Loan Industry Concentration Detail    24  As of March 31, 2021  Hospitality  Total operating hospitality loans of $123 million*$17 million in hotels under construction, with unfunded commitments of $7 million84% of balances are to limited service hotels43% of operating hospitality classified; 2% is nonaccrual; < 2.5% are 30 days or more past dueAllowance for Loan and Lease Losses (“ALLL”) on operating hospitality is 8.8%** Does not include loans reported in construction and development  Total direct energy loans of $63 million92% support services, 8% upstreamNearly 100% are located in Permian and Palo Duro Basins12% of energy sector classifiedALLL on energy sector is 5.2%      Hotels by Geography    Source: Company documents  Energy Support Services by Type

  Noninterest Income    25  Noninterest Income$ in Millions  1Q’21 Highlights  Noninterest income of $26.5 million in 1Q’21, compared to $18.9 million in 1Q’20Revenue from mortgage banking activities of $18.8 million in 1Q’21, compared to $8.8 million in 1Q’20Fee income primarily driven by mortgage operations, debit card and other bank service charge income, and income from insurance, trust and investment services business  Source: Company documents

 Mortgage Banking Overview  26  Mortgage Banking Activity$ in Millions  1Q’21 Highlights  101% increase in mortgage loan originations for 1Q’21 to $435 million compared to $216 million for 1Q’20Mortgage servicing rights asset valuation adjustment – positive $1.3 million in 1Q’21, compared to negative $753 thousand in 4Q’20  Source: Company documents

  Diversified Revenue Stream  Three Months Ended March 31, 2021    27  Total Revenues$56.0 million  Noninterest Income$26.5 million    Source: Company documents

  Net Interest Income and Margin    28  Net Interest Income & Margin$ in Millions  1Q’21 Highlights  Net interest income of $29.5 million in 1Q’21, compared to $30.2 million in 1Q’20The decline as compared to 1Q’20 was a result of:Decrease of 69 bps in loan ratesInterest expense for $50 million of subordinated notes issued in 3Q’20 Partially offset by a decrease of 50 bps in the cost of interest-bearing deposits1Q’21 net interest margin (“NIM”) of 3.52% - decrease of 12 bps compared to 4Q’20:18 bps decline in non-PPP loan yieldExcess liquidity - $90 million growth in average deposits negatively affected NIM 9 bps   Source: Company documents

  Deposit Portfolio  29  Total Deposits$ in Millions  1Q’21 Highlights  Total Deposits of $3.16 billion at 1Q’21, an increase of $181.3 million from 4Q’20Increase in total deposits primarily a result of organic growth as well as existing customers depositing funds received from PPP loan advances, stimulus checks, and generally maintaining higher liquidity in response to the ongoing COVID-19 pandemicCost of interest-bearing deposits declined in 1Q’21 to 41bps from 91bps in 1Q’20Noninterest-bearing deposits represented 30.5% of deposits in 1Q’21, compared to 30.8% in 4Q’20 and 27.8% in 1Q’20  Source: Company documents

  Investment Securities    30  1Q’21 Highlights  Investment Securities totaled $777.2 million at 1Q’21, a decrease of $25.9 million from 4Q’20; primarily from a decrease in the fair value of securities of $18.5 million due to market conditions All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  1Q’21 Securities Composition  $777.2mm  Securities & Cash$ in Millions  Source: Company documents

  Noninterest Expense and Efficiency  31  Noninterest Expense$ in Millions  1Q’21 Highlights  Noninterest expense for 1Q’21 increased from 1Q’20 primarily due to:additional $3.0 million in commissions paid on the higher volume of mortgage loan originationsa rise of $1.0 million in salary and other personnel expenses to support mortgage activitiespartially offset by 1Q’20 expenses for conversion expenses and technology upgrades at branches acquired through the acquisition of West Texas State BankManagement continues to focus on reducing fixed expenses to drive improved profitability     Source: Company documents

 Balance Sheet Highlights$ in Millions   Balance Sheet Growth and Development    32  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

  Strong Capital Base    33  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

  Appendix  34

  Non-GAAP Financial Measures    35    As of and for the quarter ended                               March 31,2021       December 31,2020       September 30,2020       June 30,2020       March 31,2020    Efficiency Ratio                                            Noninterest expense  $  37,057     $  36,504     $  35,993     $  35,207     $  34,011                                            Net interest income  $  29,544     $  30,365     $   31,273     $   30,448     $   30,199  Tax equivalent yield adjustment     312        336        322        290        145  Noninterest income     26,500        26,172        31,660        24,896        18,875  Total income  $   56,356     $   56,873     $   63,255     $   55,634     $   49,219                                             Efficiency ratio     65.76%      64.19%      56.90%      63.28%      69.10%                                            Noninterest expense  $  37,057     $  36,504     $  35,993     $  35,207     $  34,011  Less:  net loss on sale of securities     -        -        -        -        -  Adjusted noninterest expense     37,057        36,504        35,993        35,207        34,011                                            Total income  $   56,356     $   56,873     $   63,255     $   55,634     $   49,219  Less:  net gain on sale of securities     -        -        -        -        (2,318)  Adjusted total income  $   56,356     $   56,873     $   63,255     $   53,634     $   46,901                                            Adjusted efficiency ratio     65.76%        64.19%        56.90%        63.28%        72.52%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  15,160     $  15,924     $  16,731     $  5,615     $  7,083  Income tax expense     3,738        3,968        4,147        1,389        1,746  Provision for loan losses     89        141        6,062        13,133        6,234                                            Pre-tax, pre-provision income  $  18,987     $  20,033      $  26,940     $  20,137     $  15,063  Source: Company documents

  Non-GAAP Financial Measures    36    As of and for the quarter ended                               March 31,2021       December 31,2020       September 30,2020       June 30,2020      March 31,2020    Tangible common equity                                           Total common stockholders' equity  $  374,671     $  370,048     $  352,568     $  336,534    $  326,890  Less:  goodwill and other intangibles     (26,648)        (27,070)        (27,502)        (28,414)       (28,181)                                           Tangible common equity  $  348,023     $  342,978     $  325,066     $  308,120    $  298,709                                           Tangible assets                                        Total assets  $  3,732,894     $  3,599,160     $  3,542,666     $  3,584,532    $  3,216,563  Less:  goodwill and other intangibles     (26,648)        (27,070)        (27,502)        (28,414)       (28,181)                                           Tangible assets  $  3,706,246     $  3,572,090     $  3,515,164     $  3,556,118    $  3,188,382                                           Shares outstanding     18,053,229        18,076,364        18,059,174        18,059,174       18,056,014                                           Total stockholders' equity to total assets     10.04%        10.28%        9.95%        9.39%       10.16%  Tangible common equity to tangible assets     9.39%        9.60%        9.25%        8.66%       9.37%  Book value per share  $  20.75     $  20.47     $  19.52     $  18.64    $  18.10  Tangible book value per share  $  19.28     $  18.97     $  18.00     $  17.06    $  16.54  Unaudited$ in Thousands  Source: Company documents